SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     FORM 8K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 28, 2003


                              THE LINK GROUP, INC.
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             (Exact name of registrant as specified in its charter)


       COLORADO                      000-33031               84-1263981
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(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


#950 - 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
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(Address of principal executive offices)   (Postal Code)


        Registrant's telephone number, including area code: (604) 689-4407
                                                            --------------




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On 21st March 2003, the Company signed an agreement to acquire 100% interest in Wise Media Investments Limited. The agreement has been changed from Wise Media to New Unicorn, the new holder of 99.99% beneficial interest in Media Creative, a Hong Kong based company primarily engaged in design and printing work in publication business.

As of October 17, 2003, the Link Group, Inc. ("the Company") completed the first stage of the acquisition of Media Creative Limited through the issuance of 36 million common shares for 48% of New Unicorn Holdings Limited. New Unicorn is the owner 99.99% of Media Creative. The Company has an option to acquire the remaining 52% of New Unicorn for $1 million.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        None

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Pursuant to the Sale and Purchase Agreement the following persons have been appointed as Directors.

Yin TANG, Director, age 33. She has over 10 years experience in real estate development and investment experience in Hong Kong and China. Over the years she has invested in various projects with a total value of HK$ 350 million through her family holding company. For the past 7 years, Ms Tang has also acted as advisor to the media and film industry in both Hong Kong and the U.S. She is the president of Wise Media Group Inc.

Hing Lun TANG, 65. Mr. Tang has 40 years experience in real estate development and investment experience in Hong Kong and China. Besides real estate and investments, he has businesses in electronic retailing and trading in Hong and China. He brings a wealth of business and contacts to the company.

Ken Kin Man WAN, 50. Mr. Wan is the Managing Director of Media Creative. He has over 30 experience in the publishing, and media and advertising industry in Hong Kong and China. He graduated from Ling Hoi Art Academy in Hong Kong and received a design diploma from Hong Kong Polytechnic University. He has several major publications to his credit, including the historic Sino-British Declaration of 1983. His "Tribute to Chairman Mao Tze-Tung's Art" received the highest Gold Award from the Thirteenth Beijing Book Exhibition and is recognized as the largest and most difficult book published. It is also a permanent collection of the British Library. Mr. Wan currently sits on the boards of several Sino joint-venture companies.

ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

Financial Statements - None.

Exhibits:


                  10.1   Sale & Purchase Agreement


ITEM 8. CHANGE IN FISCAL YEAR

        None


ITEM 9. REGULATION FD DISCLOSURE

        None


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVI-SION OF THE CODE OF ETHICS

        None.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

        None.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

        None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 28, 2003



                                            LINK GROUP, INC.



                                            By: /s/ Thomsen Lee
                                               --------------------------------
                                                Thomsen Lee, President/CEO